- ------------------                                         --------------------
SUBSCRIPTION RIGHT
 CERTIFICATE NO.                                                CUSIP NO.


                        VENTURA COUNTY NATIONAL BANCORP

RIGHTS TO PURCHASE
 COMMON STOCK OF
 VENTURA COUNTY
 NATIONAL BANCORP
- ------------------                                         --------------------


  THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY'S
PROSPECTUS DATED             , 1995 (THE "PROSPECTUS") AND ARE INCORPORATED
HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM CHEMICAL BANK (THE "INFORMATION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PROSPECTUS.

  THIS SUBSCRIPTION RIGHT CERTIFICATE (THE "SUBSCRIPTION RIGHT CERTIFICATE") OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY FIRST INTERSTATE BANK OF CALIFORNIA (THE "SUBSCRIPTION AGENT") WITH PAYMENT IN FULL BY 5:00 P.M.,
PACIFIC TIME, ON                 , 1995, UNLESS EXTENDED BY THE COMPANY TO A
TIME NOT LATER THAN 5:00 P.M., PACIFIC TIME, ON             , 1995 (IN EITHER
CASE, THE "EXPIRATION TIME").

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   The Rights represented by this Subscription Right Certificate, in whole or in part, may be (A) exercised by duly completing Form 1, (B) transferred, or exercised or sold through a bank or broker, by duly completing Form 2, and
 (C) sold through the Subscription Agent by duly completing Form 3. Before exercising or selling Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus and Instructions as to use of Subscription Right Certificates (the "Instructions"), additional copies of which are available from the Information Agent and the Subscription Agent. IMPORTANT:
 COMPLETE THE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE.

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SUBSCRIPTION PRICE: $_______ PER SHARE

REGISTERED HOLDER




  The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for and purchase from the Company, at the Subscription Price, one share of the Company's Common Stock, no par value (the "Common Stock"), for each Right evidenced hereby (an "Underlying Share") upon the terms and subject to the conditions set forth in the Prospectus and the Instructions. Underlying Shares subscribed for pursuant to the Basic Subscription Privilege shall be delivered as soon as practicable after receipt by the Subscription Agent of this Subscription Right Certificate, duly completed, and of payment of the applicable Subscription Price. Underlying Shares subscribed for pursuant to the Oversubscription Privilege shall be delivered as soon as practicable after the Expiration Time and after all prorations and reductions contemplated by the terms of the Offering have been affected.

By:                                      By:

        Richard S. Cupp                           Nancy Jackson
      President and Chief                           Secretary
       Executive Officer

  THIS SUBSCRIPTION RIGHT CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION RIGHT CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

  RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION RIGHT CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION RIGHT CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION TIME.

            AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

               IMPORTANT: PLEASE READ ALL INSTRUCTIONS CAREFULLY

 FORM 1 - EXERCISE AND
 SUBSCRIPTION: The undersigned hereby
 irrevocably exercises one or more
 Rights to subscribe for shares of
 Common Stock as indicated below, on
 the terms and subject to the
 conditions specified in the
 Prospectus, receipt of which is
 hereby acknowledged.
 (a) Number of shares subscribed for
     pursuant to the
     Basic Subscription Privilege:        (a)____________________
 (b) Number of shares subscribed for
     pursuant to the Oversubscription
     Privilege:                           (b)____________________
 (c) Total shares (sum of lines (a)
     and (b)):                            (c)_____________________

 (d) Total number of shares subscribed
     for pursuant to the Basic
     Subscription Privilege multiplied
     by the Subscription Price of
     $       (2):                         (d) $___________________

 (e) Total number of shares subscribed
     for pursuant to the
     Oversubscription Privilege
     multiplied by the Subscription
     Price of $       (2)                 (e) $___________________

 (f) Total Subscription Price (sum of
     lines (d) and (e)):                  (f) $___________________
 ------
 1   To exercise the Oversubscription
     Privilege, the undersigned must
     fully exercise the Basic
     Subscription Privilege. Only
     Record Date Holders may exercise
     the Oversubscription Privilege.
 2   If the aggregate Subscription
     Price paid by an exercising Rights
     Holder is insufficient to purchase
     the number of Underlying Shares
     that such holder indicates are
     being subscribed for, or if an
     exercising Rights Holder does not
     specify the number of Underlying
     Shares to be purchased, then such
     Rights Holder will be deemed to
     have exercised first the Basic
     Subscription Privilege in full and
     second the Oversubscription
     Privilege to purchase Underlying
     Shares to the full extent of the
     payment rendered (subject to
     proration under certain
     circumstances as described in the
     Prospectus). If the aggregate
     Subscription Price paid by an
     exercising Rights Holder exceeds
     the amount necessary to purchase
     the number of Underlying Shares
     for which the Rights Holder has
     indicated an intention to
     subscribe, then the Rights Holder
     will be deemed to have exercised
     first, the Basic Subscription
     Privilege (if not already fully
     exercised) and second, the
     Oversubscription Privilege to the
     full extent of the excess payment
     tendered.
 (e) METHOD OF PAYMENT
     (CHECK AND COMPLETE APPROPRIATE
     BOX(ES))

     [_] Certified check, bank draft or
         money order in the amount of
         $           payable to First
         Interstate Bank of California,
         Subscription Agent.

     [_] Wire transfer in the amount of
                   directed to First
         Interstate Bank of California,
         Subscription Agent, Mellon Bank,
         Pittsburgh, Pa, #17, ABA
         #043000261, Reorganization
         Account-100-2331-VCNB,
         Attention: Evelyn O'Connor.
         Indicate name of institution
         transferring funds and name of
         registered owner:
   __________________________________
 (f) IF LESS THAN ALL RIGHTS ARE
     EXERCISED
     If the number of Rights being
     exercised pursuant to the Basic
     Subscription Privilege is less
     than all of the Rights represented
     by this Subscription Right
     Certificate:
     [_] Deliver to the undersigned a new
         Subscription Right Certificate
         evidencing the remaining Rights
         to which the undersigned is
         entitled.
     [_] Deliver a new Subscription Right
         Certificate evidencing the
         remaining Rights in accordance
         with the undersigned's
         instructions in Form 2 below
         (which include any required
         signature guarantees).
     [_] Sell the remaining unexercised
         Rights in accordance with the
         undersigned's instructions in
         Form 3 below.
     If the instructions of the Rights
     Holder are inconsistent or are
     insufficient to delineate the
     proper action to be taken with
     respect to all of the Rights
     evidenced hereby, such Rights
     Holder will be delivered a new
     Subscription Right Certificate
     evidencing the remaining Rights to
     which such Rights Holder is
     entitled.
 (g) NOTICE OF GUARANTEED DELIVERY
     [_] CHECK HERE IF RIGHTS ARE BEING
         EXERCISED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY DELIVERED
         TO THE SUBSCRIPTION AGENT PRIOR
         TO THE DATE HEREOF AND COMPLETE
         THE FOLLOWING,
     Name(s) of Registered Owner(s) _______________________________
     Window Ticket Number (if any) ________________________________
     Date of Execution of Notice
     of Guaranteed Delivery _______________________________________
     Name of Eligible Institution which
     Guaranteed Delivery __________________________________________
     Telephone Number _____________________________________________

 FORM 2 - TO TRANSFER YOUR
 SUBSCRIPTION RIGHT CERTIFICATE OR
 SOME OR ALL OF YOUR UNEXERCISED
 RIGHTS OR TO EXERCISE OR SELL RIGHTS
 THROUGH YOUR BANK OR BROKER: For
 value received,           Rights
 represented by this Subscription
 Right Certificate are hereby
 assigned to (please print name and
 address and tax identification or
 social security number of transferee
 in full):
  Name: _____________________________
             (Please Print)
  Address: __________________________
  ___________________________________
           (Include Zip Code)
 Tax Identification or Social
 Security Number: ____________________
 If the number of Rights being
 transferred is less than all of the
 Rights represented by this
 Subscription Right Certificate:
   [_] For Value received,
                         Rights
       represented by this
       Subscription Right Certificate
       are hereby assigned to (please
       print name and address and tax
       identification or social
       security number of transferee
       in full):

  Name: _____________________________
             (Please Print)
  Address: __________________________
  ___________________________________
           (Include Zip Code)
  Tax Identification or Social
  Security Number: __________________
  [_] Deliver to the undersigned a new
      Subscription Right Certificate
      evidencing remaining Rights to
      which the undersigned is
      entitled.
  [_] Sell Rights in accordance with
      the undersigned's instructions in
      Form 3 below.


 FORM 3 - TO SELL SOME OR ALL OF YOUR
 UNEXERCISED RIGHTS THROUGH THE
 SUBSCRIPTION AGENT: The undersigned
 hereby authorizes the Subscription
 Agent to use its best efforts to
 sell           Rights represented by
 the Subscription Right Certificate
 but not exercised hereby and to
 deliver to the undersigned a check
 for the proceeds less any applicable
 brokerage commissions, taxes and
 other direct expenses of sale. The
 Subscription Agent's obligation to
 execute orders is subject to its
 ability to find buyers for the
 Rights. There can be no assurance
 that the Subscription Agent will be
 successful in executing orders to
 sell Rights. Any Rights which the
 Subscription Agent is unable to sell
 before the Expiration Time will
 expire valueless.

 FORM 4 - SPECIAL PAYMENT ISSUANCE OR
 DELIVERY INSTRUCTIONS: Unless
 otherwise indicated below, the
 Subscription Agent is hereby
 authorized to issue and deliver any
 check and certificates for Common
 Stock to the undersigned at the
 address appearing on the face of
 this Subscription Right Certificate.
 SPECIAL PAYMENT INSTRUCTIONS (See
 paragraph 3 of the Instructions) To
 be completed ONLY if the check
 evidencing a cash payment is to be
 made payable, or the name in which
 the certificate represents the
 Common Stock is to be issued, as to
 someone other than the registered
 holder.
 Issue and mail to:

 Name: _______________________________
            (Please Print)
 Address: ____________________________
 _____________________________________
          (Include Zip Code)
 _____________________________________
     (Tax Identification or Social
           Security Number)
 SPECIAL DELIVERY INSTRUCTIONS (See
 paragraph 3 of the Instructions) To
 be completed ONLY if the check
 evidencing a cash payment and/or the
 certificate representing the Common
 Stock, is to be sent to someone
 other than the registered holder or
 to an address other than that
 appearing on the face of this
 Subscription Right Certificate. Mail
 and deliver check and/or certificate
 for Common Stock to:

 Name: _______________________________
            (Please Print)
 Address: ____________________________
 _____________________________________
          (Include Zip Code)
 _____________________________________
     (Tax Identification or Social
           Security Number)


             IMPORTANT:
   RIGHTS HOLDERS SIGN HERE AND, IF
      RIGHTS ARE BEING SOLD OR
    EXERCISED, COMPLETE ATTACHED
        SUBSTITUTE FORM W-9

 _____________________________________
      (Signature(s) of Registered
              Holder(s))
      Dated: ____________________
 Must be signed by the registered
 holder(s) as name(s) appear(s) on
 this Subscription Right Certificate.
 If signature is by trustee(s),
 executor(s), administrator(s),
 guardian(s), attorney(s)-in-fact,
 agent(s), officer(s) of a
 corporation or another acting in a
 fiduciary or representative
 capacity, please provide the
 following information. See the
 Instructions.

 _____________________________________
            (Please Print)
 Capacity (Full Title) _______________
 Address _____________________________
 _____________________________________
          (Include Zip Code)
 Area Code and
 Telephone Number ____________________
                         (Home)
 _____________________________________
             (Business)
 Tax Identification or
 Social Security Number ______________

        GUARANTEE OF SIGNATURE
     NOTE: SEE PARAGRAPH 6 OF THE
             INSTRUCTIONS.
 Authorized Signature ________________
 Name ________________________________
            (Please Print)
 Title _______________________________
 Name of Firm ________________________
 Address _____________________________
          (Include Zip Code)
 Area Code and
 Telephone Number ____________________
 Dated: _______________________ 199___

               PAYER'S NAME:  FIRST INTERSTATE BANK OF CALIFORNIA
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                        PART 1:  PLEASE PROVIDE YOUR         Social Security
                                 TIN AND CERTIFY BY        Number OR Employer
                                 SIGNING AND DATING          Identification
                                 BELOW.                           Number

 SUBSTITUTE
 FORM W-9                                                  ------------------

 PAYER'S REQUEST        --------------------------------------------------------
 FOR TAXPAYER
 IDENTIFICATION         PART 2: For Payees NOT subject to backup withholding
 NUMBER (TIN)           under the provisions of section 3406(a)(1)(C) of the
                        Internal Revenue Code, see the enclosed Guidelines
                        for Certification of Taxpayer Identification Number
                        on Substitute Form W-9 and complete   as instructed
                        therein.

                        CERTIFICATION. Under penalty of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or
                        (b) I intend to mail or deliver an application in the near future) and (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS. You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number
                        on Substitute Form W-9.)
                       --------------------------------------------------------

                                                                      PART 3:--
                        SIGNATURE ______________  DATE _________      Awaiting
                                                                      TIN  [_]

                        Name ___________________________________
                                        (PLEASE PRINT)
                        Address ________________________________
                                      (INCLUDE ZIP CODE)